Exhibit 99.1

EXECUTION VERSION

OMNIBUS AMENDMENT

This OMNIBUS AMENDMENT (this “Amendment”), dated as of March 5, 2009 is entered into and among AmeriCredit Master Trust, as Issuer (the “Issuer”), AmeriCredit Financial Services, Inc. (“AmeriCredit”), AmeriCredit Funding Corp. VII (“AFC”), The Bank of New York Mellon (“BNYM”), Deutsche Bank Trust Company Americas, as Administrative Agent (the “Administrative Agent”), Deutsche Bank AG, New York Branch as an agent (an “Agent”), the Class A Purchasers parties hereto, the Class B Purchasers parties hereto and Class C Purchasers parties hereto and Wells Fargo Bank, National Association (“Wells Fargo”).

R E C I T A L S:

WHEREAS, the Issuer, the BNYM, as Trustee, and the Administrative Agent are parties to a Third Amended and Restated Indenture, dated as of October 30, 2006, as amended by Supplement No. 1 to Third Amended and Restated Indenture, dated as of April 27, 2007; Supplement No. 2 to Third Amended and Restated Indenture, dated as of March 31, 2008; and Supplement No. 3 to Third Amended and Restated Indenture, dated as of December 23, 2008 (as from time to time amended, supplemented, or restated, the “Indenture”);

WHEREAS, the Issuer, AmeriCredit, as a Seller and as Servicer, AFC and BNYM, as Backup Servicer and Trust Collateral Agent, are parties to the Third Amended and Restated Sale and Servicing Agreement dated as of October 30, 2006 (as from time to time amended, supplemented, or restated, the “Sale and Servicing Agreement”);

WHEREAS, the Administrative Agent, the Agents, the Class A Purchasers, AmeriCredit, AFC and the Issuer are parties to a Third Amended and Restated Class A Note Purchase Agreement, dated as of October 30, 2006 (as from time to time amended, supplemented, or restated, the “Class A Note Purchase Agreement”);

WHEREAS, the Administrative Agent, the Agents, the Class B Purchasers, AmeriCredit, AFC and the Issuer are parties to a Third Amended and Restated Class B Note Purchase Agreement, dated as of October 30, 2006 (as from time to time amended, supplemented, or restated, the “Class B Note Purchase Agreement”);

WHEREAS, the Administrative Agent, the Agents, the Class C Purchasers, AmeriCredit, AFC and the Issuer are parties to a Third Amended and Restated Class C Note Purchase Agreement, dated as of October 30, 2006 (as from time to time amended, supplemented, or restated, the “Class C Note Purchase Agreement” and together with the Class A Note Purchase Agreement and the Class B Note Purchase Agreement, the “Note Purchase Agreements”);

WHEREAS, BNYM wishes to resign as Backup Servicer and Wells Fargo wishes to become the Backup Servicer; and

WHEREAS, the parties hereto are entering into this Amendment to amend the Note Purchase Agreements, the Sale and Servicing Agreement and the Indenture (the “Amended Agreements”) in various ways as set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Amended Agreements.

SECTION 2. Amendments to Indenture.

2.1 Sections 5.1(xii), (xx), (xxi), (xxiii) and (xxiv) of the Indenture are hereby amended and restated in their entireties to read as follows:

(xii) The Borrower fails to enter into a backup servicing agreement with Wells Fargo Bank, National Association on or before June 5, 2009 in form and substance reasonably acceptable to the Class A Majority, the Class B Majority and the Class C Majority; or

(xx) AmeriCredit Corp. ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended; or

(xxi) AFC shall cease to be a direct or indirect wholly-owned subsidiary of AmeriCredit; or AmeriCredit shall cease to be a direct or indirect wholly-owned subsidiary of AmeriCredit Corp.; or AFC, AmeriCredit and the New Trust shall at any time own less than 100% of the Certificates issued pursuant to the Trust Agreement; or

(xxiii) The average of the ratios of AmeriCredit Corp.’s EBITDA to Interest Expense for the two most recent financial quarters ended March 31, 2009 or June 30, 2009, shall be less than 1.05x. The average of the ratios of AmeriCredit Corp.’s EBITDA to Interest Expense for the two most recent financial quarters ended September 30, 2009, December 31, 2009 or March 31, 2010 shall be less than 0.75x. The average of the ratios of AmeriCredit Corp.’s EBITDA to Interest Expense for the two most recent financial quarters ended June 30, 2010 and any two consecutive financial quarters thereafter shall be less than 1.05x; or

(xxiv) Any repurchase of common stock for cash by AmeriCredit Corp. results in AmeriCredit Corp. and its subsidiaries, determined on a consolidated basis in accordance with GAAP, having less than $70,000,000 of Liquidity on such date of such common stock repurchase for cash. For purposes of the foregoing sentence, if AmeriCredit Corp. shall deposit funds with a bank for the purpose of making repurchases of its common stock over a period of time, the date of repurchase with respect to the repurchases of all such common stock shall be deemed to be the date such funds are deposited with such bank and the cash so deposited shall not be considered unrestricted cash for the purposes of determining Liquidity with respect to this Section 5.1(xxiv).; or

2.2 Section 5.1 of the Indenture is hereby amended to add the following at the end thereof:

(xxv) An “Event of Default” shall have occurred under the New Trust Note Documentation.

2.3 Section 3.8 of the Indenture is hereby amended by adding the following at the end thereof:

provided that the certificates of beneficial interest in the Issuer may be owned by the New Trust and the New Trust may grant a security interest therein to secure its obligations under the New Trust Note Documentation.

SECTION 3. Amendments to Sale and Servicing Agreement.

3.1 Section 4.11 of the Sale and Servicing Agreement is hereby amended to add the word “initial” prior to the word “Servicer” in the first sentence thereof.

3.2 Section 4.13 of the Sale and Servicing Agreement is hereby amended and restated in its entirety to read as follows:

4.13 Monthly Tape. On or before the Distribution Date, but in no event later than the eighteenth calendar day, of each month, the Servicer will deliver to the Trust Collateral Agent, each Agent and the Backup Servicer a computer tape and a diskette (or any other electronic transmission acceptable to the Trust Collateral Agent and the Backup Servicer) in a format acceptable to the Trust Collateral Agent and the Backup Servicer containing the information with respect to the Receivables as of the preceding Accounting Date necessary for preparation of the Servicer’s Certificate relating to the immediately preceding Determination Date (the “Monthly Tape”). The Backup Servicer shall use such tape or diskette (or other electronic transmission acceptable to the Trust Collateral Agent and the Backup Servicer) to (i) confirm that such tape, diskette or other electronic transmission is in readable form and (ii) to verify that the Aggregate Principal Balance of the Receivables as of the end of the Collection Period reported on the Servicer’s Certificate is correct. The Backup Servicer shall deliver a Verification Certificate, substantially in the form of Exhibit A, to the Trust Collateral Agent and the Trustee that the Backup Servicer has verified the Servicer’s Certificate in accordance with this Section and shall notify the Servicer, the Trust Collateral Agent and the Trustee of any discrepancies, in each case on or before the fifth Business Day following the Distribution Date. On or before June 5, 2009, the Issuer shall enter into a letter agreement with the Backup Servicer in form and substance reasonably acceptable to both the Backup Servicer and the Class A Majority, the Class B Majority and the Class C Majority setting forth additional duties of the Backup Servicer. Other than the duties specifically set forth in such letter agreement, if any, and this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer.

3.3 Section 5.5(a)(ii) of the Sale and Servicing Agreement is hereby amended and restated in its entirety to read as follows:

(ii) from the Available Funds, pro rata, (A) to the Backup Servicer, the Backup Servicer Fee for the related Collection Period and its unpaid expenses, provided that such expenses shall not exceed $50,000 per annum in the aggregate in any calendar year or portion thereof; (B) to the Trust Collateral Agent and Trustee, its unpaid fees and expenses, provided that such fees and expenses shall not exceed $100,000 per annum in the aggregate in any calendar year or portion thereof; and (C) to the Owner Trustee its unpaid fees and expenses; provided that such fees and expenses shall not exceed $100,000 per annum in the aggregate in any calendar year or portion thereof (in each case, to the extent such fees and expenses in this clause (ii) have not previously been paid by the Servicer);

3.4 Section 5.5(b)(ii) of the Sale and Servicing Agreement is hereby amended and restated in its entirety to read as follows:

(ii) from the Available Funds, pro rata, (A) to the Backup Servicer, the Backup Servicer Fee for the related Collection Period and its unpaid expenses, provided that such expenses shall not exceed $150,000 per annum in the aggregate in any calendar year or portion thereof; (B) to the Trust Collateral Agent and Trustee, its unpaid fees and expenses, provided that such fees and expenses shall not exceed $100,000 per annum in the aggregate in any calendar year or portion thereof; and (C) to the Owner Trustee its unpaid fees and expenses, provided that such fees and expenses shall not exceed $100,000 per annum in the aggregate in any calendar year or portion thereof (in each case, to the extent such fees and expenses in this clause (ii) have not previously been paid by the Servicer);

3.5 Section 8.3(c) of the Sale and Servicing Agreement is hereby amended and restated in its entirety to read as follows:

(c) Any successor Servicer shall be entitled to the Servicing Fee (computed at the Servicing Fee Rate), plus such other compensation and expense reimbursements (whether payable out of the Collection Account or otherwise) as the prior Servicer would have been entitled to under this Agreement if the prior Servicer had not resigned or been terminated hereunder. If any successor Servicer is appointed as a result of the Backup Servicer’s refusal (in breach of the terms of this Agreement) to act as Servicer although it is legally able to do so, the Class A Majority, the Class B Majority and the Class C Majority, acting together, and such successor Servicer may agree on reasonable additional compensation to be paid to such successor Servicer by the Backup Servicer, which additional compensation shall be paid by such breaching Backup Servicer in its individual capacity and solely out of its own funds; provided, however, it being understood and agreed that the Class A Majority, the Class B Majority and the Class C Majority shall give prior notice to the Backup Servicer with respect to the appointment of such successor and the payment of additional compensation, if any. If any successor Servicer is appointed for any reason other than the Backup Servicer’s refusal to act as Servicer although legally able to do so, the Class A Majority, the Class B Majority and the Class C Majority and such successor Servicer may agree on additional compensation to be paid to such successor Servicer, which additional compensation shall in no event exceed $150,000 in the aggregate. If any successor Servicer is appointed for any reason other than the Backup Servicer’s refusal to act as Servicer although legally able to do so, the Backup Servicer shall not be liable for any Servicing Fee, additional compensation or other amounts to be paid to such successor Servicer in connection with its assumption and performance of the servicing duties described herein.

3.6 Section 8.3 of the Sale and Servicing Agreement is hereby amended by adding the following clause (d) at the end thereof:

(d) Notwithstanding anything contained in this Agreement to the contrary, the successor Servicer is authorized to accept and rely on all of the accounting records (including computer records) and work of the prior Servicer relating to the Receivables (collectively, the “Predecessor Servicer Work Product”) without any audit or other examination thereof, and the successor Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of the prior Servicer. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, “Errors”) exists in any Predecessor Servicer Work Product and such Error makes it materially more difficult to service or should cause or materially contribute to the successor Servicer making or continuing any Errors (collectively, “Continuing Errors”), the successor Servicer shall have no duty, responsibility, obligation or liability for such Continuing Errors; provided, however, that the successor Servicer agrees to use its best efforts to prevent further Continuing Errors. In the event that the successor Servicer becomes aware of Errors or Continuing Errors, it shall notify the Noteholders and the Agents and with the consent of the Class A Majority, the Class B Majority and the Class C Majority, use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and to prevent future Continuing Errors. The successor Servicer shall be entitled to recover its costs expended under this paragraph (d) in accordance with Section 5.5 of this Agreement

3.7 Section 11.3 of the Sale and Servicing Agreement is hereby amended to replace the current clause (e) with the following and amend the subsequent clauses to be (f) and (g) accordingly:

(f) and in the case of the Backup Servicer, to Wells Fargo Bank, National Association, Sixth and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services/Asset Backed Administration,

3.8 Annex A of the Sale and Servicing Agreement is hereby amended to delete the following definitions in their entirety: “Backup Servicer/Trust Collateral Agent Fee”, “Backup Servicing/Trust Collateral Agent Fee Rate” and “Backup Servicer/Trust Collateral Agent Fee Letter”.

3.9 Annex A of the Sale and Servicing Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:

“AFC X” means AmeriCredit Funding Corp. X.

“Backup Servicer Fee” means, for any Distribution Date, the amount calculated at the Backup Servicer Fee Rate payable to the Backup Servicer as its regular fee on such Distribution Date pursuant to the Backup Servicer Fee Letter.

“Backup Servicer Fee Letter” means (a) that certain schedule of fees of Wells Fargo Bank, National Association, acknowledged by AmeriCredit and the Issuer and the Administrative Agent, as the same may be amended, supplemented or otherwise modified by the parties thereto, provided that if such fees increase more than 10% per annum, any such amendment or modification shall have been approved by the Class A Majority, the Class B Majority and the Class C Majority, acting together and (b) any letter agreement(s) or schedule of fees entered into by AmeriCredit and the Issuer, with the consent of the Class A Majority, the Class B Majority and the Class C Majority, acting together, with a substitute Backup Servicer and in replacement of the schedule of fees referred to in clause (a) above relating to fees payable to such substitute Backup Servicer.

“Backup Servicer Fee Rate” has the meaning set forth in the Backup Servicer Fee Letter.

“New Trust” means the AmeriCredit Master Trust II, a Delaware statutory trust.

“New Trust Class A Note Purchase Agreement” means the Class A Note Purchase Agreement, dated as of March 5, 2009 among the New Trust, AFC X, AmeriCredit, the “Class A Purchasers” and “Class A Agents” parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent, as amended, supplemented or otherwise modified from time to time.

“New Trust Class B Note Purchase Agreement” means the Class B Note Purchase Agreement, dated as of March 5, 2009 among the New Trust, AFC X, AmeriCredit, the “Class B Purchasers” and “Class B Agents” parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent, as amended, supplemented or otherwise modified from time to time.

“New Trust Class C Note Purchase Agreement” means the Class C Note Purchase Agreement, dated as of March 5, 2009, among the New Trust, AFC X, AmeriCredit, the “Class C Purchasers” and “Class C Agents” parties thereto and Deutsche Bank Trust Company Americas, as Administrative Agent, as amended, supplemented or otherwise modified from time to time.

“New Trust Note Documentation” means (i) the Indenture, dated as of March 5, 2009 among the New Trust, Wells Fargo Bank, National Association, as trustee, and Deutsche Bank Trust Company Americas, as Administrative Agent, as amended, supplemented or otherwise modified from time to time, (ii) the Sale and Servicing Agreement, dated as of March 5, 2009 among the New Trust, AFC X, AmeriCredit, and Wells Fargo Bank, National Association, (iii) the New Trust Class A Note Purchase Agreement, (iv) the New Trust Class B Note Purchase Agreement, (v) the New Trust Class C Note Purchase Agreement, and (vi) the other “Basic Documents” as defined therein.

“Restructuring Charge” means a nonrecurring but not extraordinary charge to earnings resulting from restructuring in accordance with GAAP in an amount not to exceed (i) $10,000,000 per quarter and (ii) during each calendar year (beginning with 2009), $30,000,000 per annum in cash.

“Servicing Fee Rate” means (i) if AmeriCredit is the Servicer, 2.00% per annum and (ii) if any successor Servicer is then acting as Servicer, a rate agreed upon by such successor Servicer and the Class A Majority, the Class B Majority and the Class C Majority, based upon then-current market conditions.

“Trust Collateral Agent Fee Letter” means the letter between BNYM, as Trust Collateral Agent and AmeriCredit dated March 5, 2009 setting forth the Trust Collateral Agent fees.

3.10 Annex A of the Sale and Servicing Agreement is hereby amended to amend and restate the following definitions in their entirety as follows:

“Backup Servicer” means Wells Fargo Bank, National Association, solely in its capacity as backup servicer, together with its permitted successors and assigns in such capacity.

“Change of Control” means a change resulting when (A) any Unrelated Person or any Unrelated Persons, acting together, that would constitute a Group together with any Affiliates or Related Persons thereof (in each case also constituting Unrelated Persons) shall at any time either (i) Beneficially Own more than 30% of the aggregate voting power of all classes of Voting Stock of AmeriCredit Corp. or (ii) succeed in having sufficient of its or their nominees elected to the Board of Directors of AmeriCredit Corp. such that such nominees when added to any existing director remaining on the Board of Directors of AmeriCredit Corp. after such election who is an Affiliate or Related Person of such Person or Group, shall constitute a majority of the Board of Directors of AmeriCredit Corp. or (B)(x) Leucadia National Corporation and any Affiliates or (y) Fairholme Funds, Inc., Fairholme Capital Management, L.L.C. (on behalf of those advisory accounts, other than Fairholme Funds, Inc., included as restricted persons) and any Affiliates (collectively, the “Leucadia/Fairholme Entities”) shall at any time Beneficially Own more than 40% of the aggregate voting power of all classes of Voting Stock of AmeriCredit Corp. As used herein, (a) “Beneficially Own” shall mean “beneficially own” as defined in Rule 13d-3 of the Exchange Act, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase or exchange; (b) “Group” shall mean a “group” for purposes of Section 13(d) of the Exchange Act; (c) “Unrelated Person” shall mean at any time any Person other than the Leucadia/Fairholme Entities, AmeriCredit Corp. or any of its Subsidiaries, any of the shareholders of AmeriCredit Corp. on the Closing Date and other than any trust for any employee benefit plan of AmeriCredit Corp. or any of its Subsidiaries; (d) “Related Person” of any Person shall mean any other Person owning (1) 5% or more of the outstanding common stock of such Person or (2) 5% or more of the Voting Stock of such Person; and (e) “Voting Stock” of any Person shall mean the capital stock or other indicia of equity rights of such Person which at the time has the power to vote for the election of one or more members of the Board of Directors (or other governing body) of such Person.

“EBITDA” means, with respect to AmeriCredit Corp. and any period, GAAP earnings before interest, taxes, depreciation, and amortization plus (A) any Restructuring Charges, if any, recorded by AmeriCredit Corp. during such period plus (B) accounting losses on the sale outside the ordinary course of business of any assets to a third-party during such period so long as all proceeds, if any, from such sale, net of any costs associated with such sale or with the retirement of the debt secured by such assets, (which remaining proceeds, for the avoidance of doubt, may equal zero) are promptly deposited in the “Collection Account” (as defined in the New Trust Note Documentation).

“Excluded Receivables Balance” means, with respect to any day, the sum, without duplication, of the following amounts: (i) the aggregate amount, with respect to each state, by which the Aggregate Principal Balance of Eligible Receivables the Obligors of which have mailing addresses in such state (other than Texas or California) exceeds 12% of the Aggregate Principal Balance of all Eligible Receivables; (ii) the amount by which the Aggregate Principal Balance of Eligible Receivables the Obligors of which have mailing addresses in Texas exceeds 20% of the Aggregate Principal Balance of all Eligible Receivables plus the amount by which the Aggregate Principal Balance of Eligible Receivables the Obligors of which have mailing addresses in California exceeds 15% of the Aggregate Principal Balance of all Eligible Receivables; (iii) the amount by which the Aggregate Principal Balance of Eligible Receivables secured by used Financed Vehicles exceeds 90% of the Aggregate Principal Balance of all Eligible Receivables; (iv) the amount by which the Aggregate Principal Balance of Eligible Receivables originated by Third-Party Lenders or over the internet exceeds 10% of the Aggregate Principal Balance of all Eligible Receivables; (v) [reserved]; (vi) the amount by which the Aggregate Principal Balance of Eligible Receivables the Obligors of which have AmeriCredit Scores below 220 exceeds 7% of the Aggregate Principal Balance of all Eligible Receivables; (vii) any Eligible Receivable amended or modified by the Servicer except as provided in Section 4.2(b) and Section 4.2(c)(i) and (ii) of the Sale and Servicing Agreement; (viii) the amount by which the Aggregate Principal Balance of Eligible Receivables which constitute electronic chattel paper within the meaning of the UCC as in effect in the States of Texas, New York and Delaware exceeds 10% of the Aggregate

Principal Balance of all Eligible Receivables and (ix) the amount by which the Aggregate Principal Balance of Eligible Receivables which constitute electronic chattel paper within the meaning of the UCC as in effect in the States of Texas, New York and Delaware and were originated by any one Dealer group exceeds 0.5% of the Aggregate Principal Balance of all Eligible Receivables, provided that clauses (viii) and (ix) will not be applicable if an Electronic Chattel Paper Opinion shall have been delivered to the Trust Collateral Agent.

“Loss Ratio Trigger” means (i) on the last day of any month from and including February 28, 2009 to and including October 31, 2009, 10.00%, (ii) on the last day of any month thereafter except during the period from January 1, 2010 to March 31, 2010, 12.00% and (iii) on the last day of any month during the period from January 1, 2010 to March 31, 2010, 12.25%.

3.11 Items 25 and 29 on Schedule B of the Sale and Servicing Agreement is hereby amended and restated in their entireties to read as follows:

25. Past Due. No Receivable is a Defaulted Receivable or a Delinquent Receivable and no Receivable is a Borrowing Base Delinquent Receivable.

29. [RESERVED].

3.12 Schedule C of the Sale and Servicing Agreement is hereby deleted and replaced in its entirety with Schedule C attached hereto.

3.13 Resignation of BNYM; Appointment of Wells Fargo. Effective as of the date hereof.

(a) BNYM resigns as the Backup Servicer under the Sale and Servicing Agreement, effective as of the date hereof; and

(b) the Issuer, the Seller, the Trust Collateral Agent and the Class A Majority, the Class B Majority, and the Class C Majority hereby appoint Wells Fargo to act, and Wells Fargo hereby agrees to act, as successor Backup Servicer under the Sale and Servicing Agreement.

Accordingly, effective as of the date hereof, (a) BNYM shall cease to be the Backup Servicer under the Sale and Servicing Agreement and shall have no further responsibilities or duties thereunder, and (b) Wells Fargo shall be and become the Backup Servicer under the Sale and Servicing Agreement and shall have all duties and responsibilities of the Backup Servicer thereunder. Notwithstanding the foregoing, Wells Fargo shall have no liability for the acts or omissions of BNYM taken in its capacity as Backup Servicer prior to the date hereof, the liability for which, if any, shall remain with BNYM and shall survive the effectiveness of this Amendment. Each of the Issuer, the Seller, the Servicer and the Trust Collateral Agent hereby acknowledges that, to the best of its knowledge, as of the date hereof, it has no outstanding claim, whether asserted or unasserted, against BNYM in respect of the performance by BNYM of its duties as the Backup Servicer under the Sale and Servicing Agreement.

SECTION 4. Amendments to Note Purchase Agreements.

4.1 Section 1.1 of each of the Class A Note Purchase Agreement, the Class B Note Purchase Agreement and the Class C Note Purchase Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Defaulting Committed Purchaser” shall mean, any Committed Purchaser (a) with respect to which an Insolvency Event has occurred at any time after March 5, 2009, (b) which has failed at any time after March 5, 2009 to perform its funding obligations under Section 2.1 notwithstanding that all conditions to funding under Section 3.2 of this Agreement shall have been satisfied or waived in accordance with the terms thereof with respect to such funding obligations, (c) which has notified the Issuer or the Administrative Agent in writing at any time after March 5, 2009 that it does not intend, or otherwise is unable, to comply with its funding obligations under Section 2.1 or (d) with respect to which there has been an order dated at any time after March 5, 2009 of a court or regulatory body having jurisdiction to the effect that such Committed Purchaser will not comply with such funding obligations in accordance with the terms hereof.

“Non-Defaulting Committed Purchaser” means, at any time after March 5, 2009, a Committed Purchaser that is not a Defaulting Committed Purchaser.

4.2 Section 2.1(c) of each of the Class A Note Purchase Agreement, the Class B Note Purchase Agreement and the Class C Note Purchase Agreement is hereby amended to delete the reference to “$50,000,000” therein and replace it with “$20,000,000” thereto.

4.3 Article 2 of the Class A Note Purchase Agreement is hereby amended by adding the following Section at the end thereof :

2.9 Defaulting Committed Purchaser

(a) Termination of Defaulting Committed Purchaser. Notwithstanding the provisions of Section 2.2 or any other provision of this Agreement to the contrary, the Issuer may terminate the unused amount of the Commitment of any Committed Purchaser that is a Defaulting Committed Purchaser upon not less than 3 Business Days’ prior notice to the Administrative Agent (which shall promptly notify the Trustee, each Agent and each Committed Purchaser), provided that such termination shall not be deemed to be a waiver or release of any claim the Issuer, the Administrative Agent or any Non-Defaulting Committed Purchaser may have against such Defaulting Committed Purchaser.

(b) Fees. Notwithstanding any other provision of this Agreement to the contrary, during such period as an Committed Purchaser is a Defaulting Committed Purchaser (with respect to such Defaulting Committed Purchaser, a “Default Period”), such Defaulting Committed Purchaser shall not be entitled to any applicable fees or interest accruing to it during such Default Period under this Agreement and its Class A Note (without prejudice to the rights of the Non-Defaulting Committed Purchasers in respect of such fees and interest).

(c) Amendments, Etc. Notwithstanding the provisions of Section 9.1 or any other provision of this Agreement to the contrary, during such period as an Committed Purchaser is a Defaulting Committed Purchaser, to the fullest extent permitted by applicable law such Committed Purchaser shall not be entitled to vote in respect of amendments and waivers hereunder and the Commitment and the outstanding Class A Principal Balance of such Committed Purchaser hereunder shall not be taken into account in determining whether the requisite vote has been obtained with respect to any matter; provided, that any such amendment or waiver that would (A) increase or extend the term of the Commitment of such Defaulting Committed Purchaser, (B) extend the date fixed for the payment of principal or interest owing to such Defaulting Committed Purchaser hereunder, (C) reduce the principal amount of any obligation owing to such Defaulting Committed Purchaser, (D) reduce the amount of or the rate of interest on any amount accrued prior to the Default Period and owing to such Defaulting Committed Purchaser, or of any fee incurred prior to the Default Period and payable to such Defaulting Committed Purchaser hereunder (except as contemplated by Section 2.9(b) hereof), or (E) alter the terms of this proviso, shall require the consent of such Defaulting Committed Purchaser.

(d) Cure. If the Issuer and the Administrative Agent agree in writing that a Committed Purchaser that is a Defaulting Committed Purchaser should no longer be deemed to be a Defaulting Committed Purchaser, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Committed Purchaser shall purchase such portions of the Class A Principal Balance of the other Committed Purchasers, and/or make such other adjustments, as the Administrative Agent may determine to be necessary to cause the Committed Purchasers to hold a portion of Class A Principal Balance on a pro rata basis in accordance with their respective Commitments, whereupon such Committed Purchaser shall cease to be a Defaulting Committed Purchaser and will be a Non-Defaulting Committed Purchaser; provided that no adjustments shall be made retroactively with respect to fees and interest accrued while such Committed Purchaser was a Defaulting Committed Purchaser; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Committed Purchaser to Non-Defaulting Committed Purchaser shall constitute a waiver or release of any claim of any party hereunder arising from such Committed Purchaser’s having been a Defaulting Committed Purchaser.

4.4 Article 2 of the Class B Note Purchase Agreement is hereby amended by adding the following Section at the end thereof :

2.9 Defaulting Committed Purchaser

(a) Termination of Defaulting Committed Purchaser. Notwithstanding the provisions of Section 2.2 or any other provision of this Agreement to the contrary, the Issuer may terminate the unused amount of the Commitment of any

Committed Purchaser that is a Defaulting Committed Purchaser upon not less than 3 Business Days’ prior notice to the Administrative Agent (which shall promptly notify the Trustee, each Agent and each Committed Purchaser), provided that such termination shall not be deemed to be a waiver or release of any claim the Issuer, the Administrative Agent or any Non-Defaulting Committed Purchaser may have against such Defaulting Committed Purchaser.

(b) Fees. Notwithstanding any other provision of this Agreement to the contrary, during such period as an Committed Purchaser is a Defaulting Committed Purchaser (with respect to such Defaulting Committed Purchaser, a “Default Period”), such Defaulting Committed Purchaser shall not be entitled to any applicable fees or interest accruing to it during such Default Period under this Agreement and its Class B Note (without prejudice to the rights of the Non-Defaulting Committed Purchasers in respect of such fees and interest).

(c) Amendments, Etc. Notwithstanding the provisions of Section 9.1 or any other provision of this Agreement to the contrary, during such period as an Committed Purchaser is a Defaulting Committed Purchaser, to the fullest extent permitted by applicable law such Committed Purchaser shall not be entitled to vote in respect of amendments and waivers hereunder and the Commitment and the outstanding Class B Principal Balance of such Committed Purchaser hereunder shall not be taken into account in determining whether the requisite vote has been obtained with respect to any matter; provided, that any such amendment or waiver that would (A) increase or extend the term of the Commitment of such Defaulting Committed Purchaser, (B) extend the date fixed for the payment of principal or interest owing to such Defaulting Committed Purchaser hereunder, (C) reduce the principal amount of any obligation owing to such Defaulting Committed Purchaser, (D) reduce the amount of or the rate of interest on any amount accrued prior to the Default Period and owing to such Defaulting Committed Purchaser, or of any fee incurred prior to the Default Period and payable to such Defaulting Committed Purchaser hereunder (except as contemplated by Section 2.9(b) hereof), or (E) alter the terms of this proviso, shall require the consent of such Defaulting Committed Purchaser.

(d) Cure. If the Issuer and the Administrative Agent agree in writing that a Committed Purchaser that is a Defaulting Committed Purchaser should no longer be deemed to be a Defaulting Committed Purchaser, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Committed Purchaser shall purchase such portions of the Class B Principal Balance of the other Committed Purchasers, and/or make such other adjustments, as the Administrative Agent may determine to be necessary to cause the Committed Purchasers to hold a portion of Class B Principal Balance on a pro rata basis in accordance with their respective Commitments, whereupon such Committed Purchaser shall cease to be a Defaulting Committed Purchaser and will be a Non-Defaulting Committed Purchaser; provided that no adjustments shall be made retroactively with respect to fees and interest accrued while such Committed Purchaser was a Defaulting Committed

Purchaser; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Committed Purchaser to Non-Defaulting Committed Purchaser shall constitute a waiver or release of any claim of any party hereunder arising from such Committed Purchaser’s having been a Defaulting Committed Purchaser.

4.5 Article 2 of the Class C Note Purchase Agreement is hereby amended by adding the following Section at the end thereof :

2.9 Defaulting Committed Purchaser

(a) Termination of Defaulting Committed Purchaser. Notwithstanding the provisions of Section 2.2 or any other provision of this Agreement to the contrary, the Issuer may terminate the unused amount of the Commitment of any Committed Purchaser that is a Defaulting Committed Purchaser upon not less than 3 Business Days’ prior notice to the Administrative Agent (which shall promptly notify the Trustee, each Agent and each Committed Purchaser), provided that such termination shall not be deemed to be a waiver or release of any claim the Issuer, the Administrative Agent or any Non-Defaulting Committed Purchaser may have against such Defaulting Committed Purchaser.

(b) Fees. Notwithstanding any other provision of this Agreement to the contrary, during such period as an Committed Purchaser is a Defaulting Committed Purchaser (with respect to such Defaulting Committed Purchaser, a “Default Period”), such Defaulting Committed Purchaser shall not be entitled to any applicable fees or interest accruing to it during such Default Period under this Agreement and its Class C Note (without prejudice to the rights of the Non-Defaulting Committed Purchasers in respect of such fees and interest).

(c) Amendments, Etc. Notwithstanding the provisions of Section 9.1 or any other provision of this Agreement to the contrary, during such period as an Committed Purchaser is a Defaulting Committed Purchaser, to the fullest extent permitted by applicable law such Committed Purchaser shall not be entitled to vote in respect of amendments and waivers hereunder and the Commitment and the outstanding Class C Principal Balance of such Committed Purchaser hereunder shall not be taken into account in determining whether the requisite vote has been obtained with respect to any matter; provided, that any such amendment or waiver that would (A) increase or extend the term of the Commitment of such Defaulting Committed Purchaser, (B) extend the date fixed for the payment of principal or interest owing to such Defaulting Committed Purchaser hereunder, (C) reduce the principal amount of any obligation owing to such Defaulting Committed Purchaser, (D) reduce the amount of or the rate of interest on any amount accrued prior to the Default Period and owing to such Defaulting Committed Purchaser, or of any fee incurred prior to the Default Period and payable to such Defaulting Committed Purchaser hereunder (except as contemplated by Section 2.9(b) hereof), or (E) alter the terms of this proviso, shall require the consent of such Defaulting Committed Purchaser.

(d) Cure. If the Issuer and the Administrative Agent agree in writing that a Committed Purchaser that is a Defaulting Committed Purchaser should no longer be deemed to be a Defaulting Committed Purchaser, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Committed Purchaser shall purchase such portions of the Class C Principal Balance of the other Committed Purchasers, and/or make such other adjustments, as the Administrative Agent may determine to be necessary to cause the Committed Purchasers to hold a portion of Class C Principal Balance on a pro rata basis in accordance with their respective Commitments, whereupon such Committed Purchaser shall cease to be a Defaulting Committed Purchaser and will be a Non-Defaulting Committed Purchaser; provided that no adjustments shall be made retroactively with respect to fees and interest accrued while such Committed Purchaser was a Defaulting Committed Purchaser; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Committed Purchaser to Non-Defaulting Committed Purchaser shall constitute a waiver or release of any claim of any party hereunder arising from such Committed Purchaser’s having been a Defaulting Committed Purchaser.

4.6 Section 4.1 (w) of each of the Class A Note Purchase Agreement, the Class B Note Purchase Agreement and the Class C Note Purchase Agreement is hereby deleted and replaced in its entirety with the following:

(w) One hundred percent (100%) of the outstanding Certificates are and will be directly owned (both beneficially and of record) by the New Trust. All Certificates are and will be validly issued, and there are no options, warrants or other rights to acquire Certificates or other equity rights in the Issuer.

SECTION 5. Acknowledgement and Instruction. The Noteholders representing the Class A Majority, the Class B Majority and the Class C Majority hereby (i) acknowledge that (a) AmeriCredit, the Issuer and the Administrative Agent are entering into the New Trust Note Documentation and (b) ownership of the Class A Notes, the Class B Notes and the Class C Notes of such Noteholders will be transferred to the New Trust created pursuant to the New Trust Note Documentation as of such date and (ii) authorize, direct and instruct the Trust Collateral Agent, the Trustee and the Back-up Servicer to execute this Amendment and to take any and all actions necessary to give effect thereto.

SECTION 6. Trigger of Partial Expiration Event. The Issuer hereby requests an extension of the Commitment Termination Date under each Note Purchase Agreement for three years and agrees that if all Class A Purchasers, Class B Purchasers or Class C Purchasers, as the case may be, do not consent to such extension, then a Partial Expiration Event shall be deemed to have occurred with respect to all Class A Purchasers, Class B Purchasers or Class C Purchasers, as the case may be, under the related Note Purchase Agreement on the Commitment Termination Date.

SECTION 7. Effectiveness. This Amendment shall become effective as of March 6, 2009 upon receipt by the Trustee of (1) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, (2) an Issuer Order to the Trustee, (3) consent hereto by Noteholders representing the Class A Majority, the Class B Majority and the

Class C Majority, (4) evidence of satisfaction of the Rating Agency Condition, (5) an Officer’s Certificate satisfying the requirements of Section 12.1 of the Indenture, and (6) an opinion of counsel satisfying the requirements of Section 11.1 of the Sale and Servicing Agreement and Sections 9.3 and 12.1 of the Indenture, provided that the amendments set forth in Section 4 hereof shall only become effective a upon receipt by the Trustee of consent hereto by Noteholders representing the Required Class A Noteholders, Required Class B Noteholders and Required Class C Noteholders, provided, further that the agreement set forth in Section 6 hereof shall become effective upon receipt by the Trustee of consent hereto by any individual Noteholder.

SECTION 8. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Note Purchase Agreements, the Sale and Servicing Agreement and the Indenture shall remain in full force and effect. After this Amendment becomes effective, all references in the Note Purchase Agreements, the Sale and Servicing Agreement and the Indenture to “this Note Purchase Agreement”, “this Sale and Servicing Agreement”, “this Indenture”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the related Note Purchase Agreement, the Sale and Servicing Agreement or the Indenture shall be deemed to be references to the related Note Purchase Agreement, the Sale and Servicing Agreement or the Indenture, respectively, as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Note Purchase Agreements, the Sale and Servicing Agreement or the Indenture other than as expressly set forth herein.

SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law.

SECTION 11. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Indenture, the Sale and Servicing Agreement, the Note Purchase Agreements or any provision hereof or thereof.

SECTION 12. Representations and Warranties. Each of the Issuer, AFC and AmeriCredit as applicable, represent and warrant that (i) all of their respective representations and warranties set forth in the Sale and Servicing Agreement, the Note Purchase Agreements and the Indenture are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Servicer Termination Event or Event of Default under the either of the Sale and Servicing Agreement or the Indenture, and no Termination Event under any Note Purchase Agreement, has occurred and is continuing.

SECTION 13. No Recourse. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank Trust Company Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

SECTION 14. No Recourse to CP Conduits; No Petition. Each of the parties hereto hereby agrees that it shall not institute or join against, or knowingly or intentionally encourage or cooperate with any other Person in instituting against, any CP Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note, medium term note or other debt security issued by such CP Conduit is paid.

Notwithstanding anything in this Amendment to the contrary, a CP Conduit shall not have any obligation to pay any amount required to be paid by it hereunder in excess of any amount available to such CP Conduit after paying or making provision for the payment of its Commercial Paper Notes; and each of the other parties hereto agrees that it will not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation owed to it by such CP Conduit exceeds the amount available to such CP Conduit to pay such amount after paying or making provision for the payment of its Commercial Paper Notes.

The provisions of this Section 14 shall survive the termination of the Note Purchase Agreements.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AMERICREDIT MASTER TRUST, as Issuer

By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:
Name:
Title:

By:
Name:
Title:

AMERICREDIT FUNDING CORP. VII, individually and as a Seller

By:
Name:
Title:

AMERICREDIT FINANCIAL SERVICES, INC., individually, as a Seller and as Servicer

By:
Name:
Title:

THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), as Trust Collateral Agent and Trustee and as terminating Backup Servicer

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as successor Backup Servicer

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:
Name:
Title:

The undersigned hereby consent to the amendment of the Indenture, Sale and Servicing Agreement and [Class A Note Purchase Agreement/Class B Note Purchase Agreement/Class C Note Purchase Agreement] pursuant to the foregoing Amendment.

[NAME OF COMMITTED PURCHASER], as [Class A Committed Purchaser, Class B Committed Purchaser, Class C Committed Purchaser and Agent]

By:
Name:
Title:

By:
Name:
Title:

[NAME OF CONDUIT PURCHASER],
as [Class A Owner, Class B Owner and Class C Owner]

By:
Name:
Title:

SCHEDULE C

SERVICING POLICIES AND PROCEDURES

Note: Applicable Time Periods Will Vary by State

Compliance with state collection laws is required of all AmeriCredit Collection Personnel. Additionally, AmeriCredit has chosen to follow the guidelines of the Federal Fair Debt Collection Practices Act (FDCPA).

The Collection Process

AmeriCredit mails each customer a monthly billing statement 16 to 20 days before payment is due.

A.	All accounts are issued to the Computer Assisted Collection System (CACS) at 5 days delinquent or at such other dates of delinquency as determined by historical payment patterns of the account.

B.	The CACS segregates accounts into two major groups: loans 5-45 days delinquent and those over 45 days delinquent.

C.	Loans delinquent up to 45 days are then further segregated into two groups: accounts that have good phone numbers and those that do not.

D.	Loans up to 45 days delinquent are transferred to AmeriCredit’s predictive dialing system. The system automatically dials the phone number related to a delinquent account for all accounts that have good phone numbers. When a connection is made, the account is then routed to the next available account representative.

E.	Loans without good phone numbers are called manually, through the CACS system, or in a preview dialer campaign.

F.	All reasonable collection efforts are made in an attempt to prevent these accounts from becoming 30+ days delinquent – this includes the use of collection letters. Collection letters may be utilized between 5th and 25th days of delinquency.

G.	When an account reaches 31 days delinquent, a collector determines if any default notification is required in the state where the debtor lives.

H.	When an account exceeds 45 days delinquent, the loan is assigned to a 46+ collection team which will continue the collection effort until resolution. If the account cannot be resolved through normal collection efforts (i.e., satisfactory payment arrangements) then the account may be submitted for repossession approval. An officer must approve all repossession requests.

I.	CACS allows each collector to accurately document and update each customer file when contact (verbal or written) is made.

Repossessions

If repossession of the collateral occurs, the following steps are taken:

A.	Proper authorities are notified (if applicable).

B.	An inventory of all personal property is taken and a condition report is prepared on the vehicle.

C.	Written notification, as required by state law, is sent to the customer(s) stating their rights of redemption or reinstatement along with information on how to obtain any personal property that was in the vehicle at the time of repossession.

D.	Written request to the originating dealer for all refunds due for dealer adds is made.

E.	Collateral disposition through public or private sale, (dictated by state law), in a commercially reasonable manner, through a third-party auto auction.

F.	After the collateral is liquidated, the debtor(s) is notified in writing of the deficiency balance owed, if any.

Use of Due Date Changes

Due dates may be changed subject to the following conditions:

A.	The account is contractually current or will be brought current with the due date change.

B.	Due date changes cannot exceed the total of 30 days over the life of the contract.

C.	The first installment payment has been paid in full.

D.	Only one due date change in a twelve month period.

Any exceptions to the above stated policy must be approved by the appropriate level of authority.

Use of Payment Deferments

A payment deferral is offered to customers who have the desire and capacity to make future payments but who have encountered temporary financial difficulties.

A.	A minimum of six payments have been made on the account and a minimum of six payments have been made since the most recent deferment (if any).

B.	The account will be brought current with the deferment.

C.	A deferment fee is collected on all transactions.

D.	No more than eight total payments may be deferred over the life of the loan.

Any exceptions to the above stated policy must be approved by the appropriate level of authority.

Charge-Offs

It is AmeriCredit’s policy that any account that is not successfully recovered by 120 days delinquent is submitted to an Officer for approval and charge-off.

It is AmeriCredit’s policy to carry all Chapter 13 bankruptcy accounts until 120 days delinquent. A partial charge-off is taken for the unsecured portion of the account. On fully reaffirmed Chapter 7 bankruptcy accounts, the accounts can be deferred current at the time of discharge.

Deficiency Collections

Collections on charged-off accounts are continued internally and/or assigned to third party collection agencies for deficiency balances.

Exhibit A

Verification Certificate

Americredit Master Trust

Beginning of Collection Period

End of Collection Period

Wells Fargo Bank, National Association, as Backup Servicer of AmeriCredit Master Trust, in accordance with Section 3 of the Omnibus Amendment dated March 5, 2009, is hereby certifying to the Trustee and the Trust Collateral Agent the following:

Date Monthly Tape was received from Servicer:

Verified

_______	Received Monthly Tape

_______	The electronic transmission is in readable form.

_______	Aggregate Principal Balance of the Receivables as of the end of the Collection Period reported on the Servicer’s Certificate is correct.

Exceptions, if any:

Wells Fargo Bank, National Association, as Backup Servicer

By: Title: